November 22, 2013

STRATEGIC FUNDS, INC.
- GLOBAL STOCK FUND

Supplement to Summary Prospectus and Statutory Prospectus
dated July 1, 2013

Effective as of the close of business on or about March 31, 2014, (the “Closing Date”), the fund will be closed to new investors, with certain exceptions, as described below.

Investors who do not own shares of the fund as of the Closing Date generally will not be permitted to buy shares of the fund, except that new accounts may be established by:

  Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor established the fund as an investment option in the plan by the close of business on the Closing Date;

  Investors who participate in certain fee-based programs sponsored by financial institutions, such as broker-dealers, banks, bank trust firms, private banks and registered investment advisers (RIAs), provided that fund shares have been continuously held in the specific fee-based program since the Closing Date;

  Funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust, provided that any such Dreyfus or BNY Mellon Fund has established the fund as an investment option, as disclosed in its prospectus, by the close of business on the Closing Date; and

  The fund’s primary portfolio managers and fund board members who do not have existing accounts.

Shareholders of the fund as of the Closing Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts.

Fund shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account, except that participants in group employer retirement plans, investors in certain fee-based programs and funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust as noted above may continue to make investments in such accounts, provided that they comply with the above requirements. If a plan sponsor to a group retirement plan removes the fund as an investment option in the plan after the Closing Date, the plan sponsor will not be able to re-establish the fund as an investment option in the plan while the fund is closed. If a financial institution sponsor to a fee-based program removes the fund as an investment option in the fee-based program after the Closing Date, the financial institution sponsor will not be able to re-establish the fund as an investment option in that specific fee-based program while the fund is closed. Financial institutions maintaining omnibus accounts with the fund, other than those described above, will be prohibited from accepting purchase orders from new investors after the Closing Date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date.

Each of the board and Dreyfus reserves the right to reject any investment, including potential “map-overs” of assets by a retirement plan or fee-based program to the fund and any other investment pursuant to the exceptions noted above, that it believes will adversely affect the management of the fund.The board reserves the right to open the fund to new investors after the Closing Date or suspend the sale of shares from time to time without further notice or supplement to the prospectus.

6159STK1113